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                                 EXHIBIT (14)(b)

                             Consent of Ropes & Gray


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                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the reference to our firm included in or made a part of Pre-Effective Admendment No. 2 to the Registration Statement (File No. 333-33304) of HighMark Funds on Form N-14 under the Securities Act of 1933, as amended.

                                                              /s/ Ropes & Gray
                                                              Ropes & Gray


Washington, D.C.
April 24, 2000